TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWELVE

333-114401        HV-4824 – Group Variable Funding Agreements

333-114404        HV-4900 – Group Variable Funding Agreements

Supplement dated September 18, 2018 to your Prospectus

FUND MERGER

HARTFORD INTERNATIONAL EQUITY FUND – CLASS A

On or about June 22, 2018 (the “Closing Date”), the Hartford Global Equity Income Fund (the “Merging Fund”), a series of The Hartford Mutual Funds, Inc. (the “Company”) reorganized (the “Reorganization”) with and into Hartford International Equity Fund (the “Acquiring Fund”), a separate series of the Company.

As a result of the Reorganization, if any of your Participant Account value was allocated to the Merging Fund Sub-Account, that amount was merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that included an allocation to the Merging Fund Sub-Account was allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the Closing Date, if you were enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program, or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment was terminate automatically.  Please contact us to re-enroll in any Dollar Cost Averaging Program, Asset Rebalancing Program, or other administrative program that includes transfers of Participant Account value or allocation to the Acquiring Fund Sub-Account.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund was deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.